SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

April 18, 2019

Evolving Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34261	84-1010843
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9800 Pyramid Court, Suite 400, Englewood, Colorado 80112

(Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 802-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 4.01           CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On April 18, 2019, Evolving Systems, Inc. (“Company”) advised Friedman LLP, its independent registered public accountant, that the Company had determined not to reappoint Friedman LLP for 2019. The audit committee of the Company’s Board of Directors participated in and approved the decision to change the Company’s independent registered public accounting firm.

The report of Friedman LLP on the Company’s consolidated balance sheets as of December 31, 2018 and 2017, and the related consolidated statements of operations, comprehensive income (loss), stockholders’ equity, and cash flows for the years then ended did not contain an adverse opinion or disclaimer of opinion.

Except as disclosed in the following sentence, during the Company’s two most recent fiscal years ended December 31, 2018, and through April 18, 2019, there were no disagreements with Friedman LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Friedman LLP would have caused Friedman LLP to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such year or to affect the review of interim period financial information. The Company disagreed with Friedman LLP with respect to the recognition of a goodwill impairment charge in the fourth quarter of 2018, and the matter was discussed by the Company’s audit committee and Friedman LLP prior to the filing of the Form 10-K for the year ended December 31, 2018. The disagreement was resolved to the satisfaction of Friedman LLP by the Company agreeing to follow the accounting treatment recommended by Friedman LLP. The Company has authorized Friedman LLP to respond fully to any inquiries by a successor auditor concerning the subject matter of the disagreement.

The Company requested that Friedman LLP furnish it with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not it agrees with the Company’s statements in this Item 4.01(a). A copy of the letter furnished by Friedman LLP in response to that request, dated April 24, 2019, is filed as Exhibit 16.1 to this Form 8-K.

On April 18, 2019, the audit committee retained Marcum LLP as the Company’s independent registered public accountant to replace Friedman LLP. During the Company’s two most recent fiscal years ended December 31, 2018, and through April 18, 2019, the Company has not consulted with Marcum LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that Marcum LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS

d)            Exhibits. The following exhibits are filed or furnished with this report.

Exhibit No.	Description
16.1	Letter from Friedman LLP is filed herewith as Exhibit 16.1.

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Friedman LLP is filed herewith as Exhibit 16.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 24, 2019

Evolving Systems, Inc.

By:	/s/ MARK P. SZYNKOWSKI
Mark P. Szynkowski
Senior Vice President of Finance